Approach Resources Inc. JUNE 2013 Exhibit 99.1 INVESTOR PRESENTATION

Forward-Looking Statements

Cautionary Statements Regarding Oil & Gas Quantities
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.
Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and
Quarterly Reports on Form 10-Q.  Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company.  Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates.  There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities.  Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors  Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from  limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated.  Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

WOLFCAMP OIL SHALE RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

APPROACH RESOURCES

Company Overview
•
Enterprise value $1.2 BN
•
High quality reserve base
95.5 MMBoe proved reserves
99% Permian Basin
•
Permian core operating area
167,000 gross (148,000 net) acres
1+ BnBoe gross, unrisked resource
potential
2,000+ Identified HZ drilling locations
targeting the Wolfcamp A/B/C
•
2013 capital program of $260 MM
Running 3 HZ rigs in the Wolfcamp shale
play
Targeting 30%+ production growth
3
Notes: Proved reserves and acreage as of 12/31/2012 and 3/31/2013, respectively. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio.
Enterprise value is equal to market capitalization using the closing share price of $25.39 per share on 6/7/2013, plus net debt as of 3/31/2013, pro forma for $250 MM senior notes offering.
ASSET OVERVIEW AREX OVERVIEW

Key Investment Highlights
•
Low-Risk, Oil-Rich Asset Base
•
Oil and liquids-weighted asset base in Midland Basin
167,000 gross (148,000 net) primarily contiguous acres
Proved reserves are 69% liquids; 1Q13 production is 69% liquids (41% oil)
•
High Degree of Operational Control
•
Operate 100% reserve base with ~100% working interest
•
Track Record of Growth at Competitive Cost
•
Reserve and production CAGR since 2004 of 32% and 35% respectively
•
Low-cost operator with competitive F&D and low lifting costs
3-year average drill-bit F&D cost of $7.95/Boe vs. peer median of $13.69/Boe¹
1Q13 lease operating expense of $7.14/Boe vs. peer median of $9.42/Boe¹
•
Prudent Financial Management
•
Substantial pro forma liquidity of $406 MM as of 3/31/13²
•
Capital budget will be fully funded through 2014 and beyond with operating cash flow, credit facility borrowings and proceeds from
$250 MM senior notes offering
•
Active hedging program
•
Experienced Management
•
Over 150 years of combined industry experience for senior management team
•
Strong operational track record in Permian Basin
•
Significant technical expertise
4
Note: Estimated proved reserves and acreage as of 12/31/2012 and 3/31/2013, respectively.
¹ Peers include CXO, FANG, KOG, LPI, OAS, PXD, ROSE and SM; F&D cost is a non-GAAP financial measure. See “F&D Costs” slide in appendix for our calculation of F&D cost and reconciliation to the information required by paragraphs 11 and 21 of ASC 932-235.
² Pro forma for $250 MM senior notes offering and 5/1/2013 borrowing base increase. See “Liquidity” slide in appendix.

Extensive Inventory of Future Wolfcamp/Wolffork Drilling Locations
703
690
703
2,096
887
2,983
HZ Wolfcamp A HZ Wolfcamp B
HZ Wolfcamp C
Subtotal HZ
Wolfcamp
Vertical Wolffork
Total
Gross Resource
Potential (MMBoe):
316 311 316 943 126 1,068
IDENTIFIED DRILLING LOCATIONS

Notes: Identified locations based on 120-acre spacing for HZ Wolfcamp, 20-acre spacing for Vertical Wolffork, 20 to 40-acre spacing for Vertical Wolffork
Recompletions and 40-acre spacing for Vertical Canyon Wolffork. No Wolfcamp or Wolffork locations assigned to south Project Pangea.

CAGR: 32%

7x Oil Reserve
Growth

APPROACH RESOURCES

Track Record of Reserve Growth…

•
YE’12 reserves up 24% YoY
•
Replaced 1,346% of reserves at a drill-bit F&D
cost of $7.45/Boe
•
60.1 MMBoe proved reserves booked to
Wolfcamp/Wolffork oil shale play
•
Strong organic reserve growth driven by oil
from HZ Wolfcamp shale
•
Oil reserves up 7x since YE’09
•
Oil reserves up 106% YoY
PD Oil reserves up 60% YoY
Launched
Wolfcamp Study
Announced
Vertical Wolfcamp
Pilot Results
Began HZ
Wolfcamp Pilot
Program
Strong HZ Wolfcamp Results;
Prepare for Large-Scale
Development
RESERVE GROWTH OIL RESERVE GROWTH
100
120
80
60
40
20
0
2004 2005 2006 2007 2008 2009 2010 2011 2012
Natural Gas (MMBoe)
Oil & NGLs (MMbbls)
Oil (MMBbls)
40
35
30
25
20
15
10
5
0
2009 2010 2011 2012

CAGR: 35%

4x Oil Production Growth

APPROACH RESOURCES

…and Production Growth…

•
2012 production increased 24% YoY
•
Targeting 30%+ production growth in 2013
•
Strong organic production growth driven by
oil from HZ Wolfcamp shale
•
Oil production up 4x since 2009
•
Oil production up 101% over 2011
PRODUCTION GROWTH
OIL PRODUCTION GROWTH
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2004 2005 2006 2007 2008 2009 2010 2011 2012
1200
1000
800
600
400
200
0
2009
2010 2011
2012
Natural Gas (MBoe/d) Oil & NGLs (Mbbls/d)
Oil (MBbls)

…at Low-Cost
Notes: Peer companies include CXO, FANG, KOG, LPI, PXD, ROSE and SM. 3-YR average F&D costs data based on SEC filings for twelve months ended
December 31, 2012. F&D cost is a non-GAAP financial measure. See “F&D Costs” slide in appendix for our calculation of F&D cost and reconciliation to the information required by paragraphs 11 and 21 of ASC 932-235.
Lease operating expense data based on SEC filings for three months ended March 31, 2013.
1Q13 LOE ($/Boe)
3-YR AVERAGE F&D COSTS ($/Boe) LEASE OPERATING EXPENSE ($/Boe)
8
2010-2012 Drill-Bit F&D
Cost ($/Boe)
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Peer 1 AREX Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 1 AREX Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8
$7.11
$7.95
$9.59
$12.89
$13.44
$13.72
$14.80
$18.18
$19.76
$5.67
$7.14
$7.18
$7.74
$8.41
$9.35
$9.86
$12.61
$14.52

REAGAN
PXD
Apache
IRION
UPTON
DVN
EOG
SAMSON
COP
AREX
Pangea West
EP ENERGY
AREX
BHP
EOG
FST
AREX
AREX
others
CROCKETT
Pangea
MPC
JCT
others
APA
others
CVX
APC
SCHLEICHER
SUTTON
HIGHMOUNT

APPROACH RESOURCES

AREX Wolfcamp Oil Shale Resource Play

Plan to drill ~ 35 to 40 HZ wells with 3 rigs
Testing “stacked-wellbore” development and
optimizing well spacing and completion
design
Decrease well costs and increase efficiencies
when field infrastructure projects are
completed
PERMIAN CORE OPERATING AREA
2013 OPERATIONS
Large, primarily contiguous acreage
position with oil-rich, multiple pay zones
Large, primarily contiguous acreage position
Oil-rich, multiple pay zones
167,000 gross (148,000 net) acres
Low acreage cost ~$500 per acre
2,096 Identified HZ Wolfcamp locations targeting
the Wolfcamp A, B & C
940+ MMBoe gross, unrisked HZ Wolfcamp
resource potential

UNIVERSITY 9-15-1
Pangea West 5701
University 40-1302H
University 45 A 1401
Baker A 112
University 56-6 1
devon
Approach
eog resources
~20 miles
~17 miles
~9 miles
~7 miles
~14 miles
Wolfcamp A
Wolfcamp B
Wolfcamp C

APPROACH RESOURCES

Wolfcamp Oil Shale Play 10 WOLFCAMP SHALE – WIDESPREAD, THICK, CONSISTENT & REPEATABLE

Midland Basin
Delaware Basin
Central Basin Platform
Eastern Shelf
75% Oil (2 wells)
74% Oil (10 wells)
82% Oil (19 wells)
79% Oil (72) wells)
> 9,000'
7,000' – 9,000'
7,000' – 8,000'
5,500' – 7,000'
Average Oil = 79%
Total Data Points = 103 wells
Winkler
Ector
Ward
Crane
Pecos
Upton
Reagan
Sterling
Coke
Tom Green
Schleicher
Terrell
Val Verde Basin
Ouachita
Marathon
Thrust
Belt

APPROACH RESOURCES

HZ Wolfcamp – 79% of IP is Oil 11 Source: Publicly available regulatory filings, company presentations.

Wolfcamp Stacked Pay Zones
HZ WOLFCAMP
TARGET
Wolfcamp
A
Wolfcamp
B
Wolfcamp
C
Identified locations 703 690 703
EUR (MBoe) 450 450 450
Gross Resource
Potential (MMBoe)
316 310 316
940+ MMBoe Total Gross
Resource Potential
HZ TARGETS & RESOURCE POTENTIAL
Notes: Identified locations based on multi-bench development and 120-acre spacing.  No locations assigned to south Project Pangea.
12
AREX Baker A 112
Wolfcamp A
Wolfcamp B
Wolfcamp C
Wolfcamp
Top
GR API
LLD OHMM
200 0.2
2,000
MSFL OHMM
0.2 2,000
0.3
-0.1
0.3
-0.1
DPHI
0.2
Free  Hydrocarbon
0.2 0
BVW
20
200
20 200
NPHI
0 0
5500
5600
5700
5900
6000
6100
6200
6300
6400
6500
5800

X-Section View
(heel to toe)
Allows maximum volumes of
shale reservoir to be fraced
Multiple Lateral Stacking – Effective Frac Volumes
A Bench
B Bench
C Bench
660’
481’
481’
CHEVRON STACKING DEVELOPMENT PATTERN

AREX HZ Wolfcamp Activity

Note: Acreage as of 3/31/2013.
Schleicher
Irion Reagan
Sutton
54-9 1
54-2 1
54-9 2
54-12 1
54-15 1
54-15 2
54-16 3
55-21 2
54-19 3
54-8 1
54-13 1
56-6 1
56-15 1
PW 6601H
PW 6602H
CT L 1801
54-13 2
54-20 2
54-20
1
55-21 3
56-14 1
PW 6507H
Childress 603
Childress G 1008
Davidson 3406
CT B 1601
CT M 901H
Baker B 203
CT B 1303
45 C 803H ST
42-11 2R
45 E 1101H
Baker C 1201
45 A 701H
45 B 2401H
45 F 2303H
CT B 1308
42-23 9
Baker A 114
West 2308
42-14 10
42 A 2101H
45 D 902H
CT A 807
45 A 703H
45 B 2402H
CT J 1001 CT G 1001
CT H 1001
West A 2210
42-11 3
CT J 1003H
42 C 101H
CT H 1002
CT G 701H
45 B 2403H
45 D 905H
45 A 704H
CT K 1901 CT K 1902
45 D 904H
45 E 1102H
Baker B 207H
Baker B 206H
CT H 1004H
PW 6533H
PW 6535H
45 F 2304H
45 A 706H
45A 708H
45A 710H
45A 712H
Elliott 2002HB
U 50 A 603HA
CT M 902
Baker B 201
PW 6504H
PW 6502H
Elliott 2001HB
42-23 11
42-15 2
42 B 1001H
Crockett
CT M 934HB
Pangea West
North & Central Pangea
South Pangea
• 18,000 gross acres
• Pad drilling with A/B and A/C “stacked” wellbores
• 3-D seismic interpretation
completed
• HZ pilot wells WOC
• 59,000 gross acres
• Continuing completion
design improvement
• 89,000 gross acres
• Pad drilling with A/B & A/C “stacked” laterals
• Infrastructure 2Q’13 in North Pangea Õ D&C target cost $5.5 MM
• 3-D seismic acquisition completed.
Data processing in progress
• Targeting HZ pilot well in 3Q’13
Chandler 4403
Lauffer 1306
Bailey 315
Legend
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling
HZ – Permit

Daily Production (BOE including NGLs)

APPROACH RESOURCES

HZ Wolfcamp Well Performance

Time (Days)
0
100
200
300
400
500
600
700
800
900
1,000
1,100
1,200
0 60 120
180 240 300 360
420 480
Daily Production Data from
AREX Recent HZ Wells
450 MBoe Type Curve
Daily Production Data from
AREX HZ A Bench Wells
B Bench well data (24 wells)
Legend
A Bench well data (3 wells)
450 MBoe Type Curve
Recent B bench well data (7 wells)
CONTINUED STRONG WELLS RESULTS – TRACKING ABOVE THE TYPE CURVE

AREX HZ Wolfcamp Economics

Notes: Identified locations based on multi-bench development and 120-acre spacing for HZ Wolfcamp.  No locations assigned to south Project Pangea.
Play Type
Horizontal
Wolfcamp
Avg. EUR (gross)
Targeted Well Cost
Potential Locations
Gross Resource
Potential
BTAX IRR SENSITIVITIES
•
Horizontal drilling improves recoveries and
returns
•
Multiple, stacked horizontal targets
•
7,000’+ lateral length
•
~80% of EUR made up of oil and NGLs
•
3 HZ rigs running in Project Pangea / Pangea
West
80
70
60
50
40
30
20
10
0
$100 / bbl
$90 / bbl $80 / bbl $70 / bbl
350 400 450 500 550
Well EUR (MBoe)
940+ MMBoe
2,096
$5.5 MM
450 MBoe

AREX Drilling Locations, Targets & Resource Potential

Notes: Potential locations based on 120-acre spacing for HZ Wolfcamp, 20-acre spacing for Vertical Wolffork, 20 to 40-acre spacing for Vertical Wolffork
Recompletions and 40-acre spacing for Vertical Canyon Wolffork. No Wolfcamp or Wolffork locations assigned to south Project Pangea.
TARGET
DRLLING
DEPTH (FT.)
EUR
(MBoe)
IDENTIFIED
LOCATIONS
GROSS
RESOURCE
POTENTIAL
Horizontal
Wolfcamp
Wolfcamp A
7,000+
(lateral length)
450 703 316,350
Wolfcamp B
7,000+
(lateral length)
450 690 310,500
Wolfcamp C
7,000+
(lateral length)
450 703 316,350
Total HZ 2,096 943,200
Vertical
Wolffork
Recompletions,
Wolffork &
Canyon Wolffork
< 7,500 to
< 8,500
93 to 193 887 124,594
1.1 BnBoe Total Gross Resource Potential
Multiple Decades of HZ Drilling Inventory

Receipt Point
Receipt Point
Receipt Point
Receipt Point
PW Pit
PW 5701
Big Lake Station
AREX JV
38-Mile Oil Pipeline
100,000 Bbls/d Capacity
WTG Low Pressure line
1401
BLK 45 N Compressor
BLK 45 N Pit
42-15-7X
Midway Truck Station
BLK 45 S Compressor
190 Pit
BLK 42 Pit
Baker Pit
CT Compressor
BLK 45 DCP Tap
Baker DCP Taps
West 2106
CT M 904
Cinco Terry Pit
Childress Pit
Gas gathering line
DCP Line
BLK 54 Pit
BLK 54 Compressor
DCP Line
Lauffer Compressor
JCT Compressor
Approach Compressor
Childress Pit
Rousselot Pit
OZONA
DCP Processing Plants

APPROACH RESOURCES

Infrastructure for Large-Scale  Development

• Reducing D&C Cost to $5.5 MM or lower
• Reducing LOE
• Minimizing truck traffic and surface disturbance
• Increasing project profit margin
Pangea
West
North & Central Pangea
South Pangea
Schleicher Crockett
Irion
Reagan
Sutton

Infrastructure & Equipment Projects

•
Safely and securely transport water across Project Pangea and Pangea West
•
Reduce time and money spent on water hauling and disposal and truck traffic
•
Expected savings from water transfer equipment ~$0.1 MM/HZ well
•
Expected savings from SWD system ~$0.45 MM/HZ well
•
Expected company-wide LOE savings ±$0.4 MM per month
•
Replace rental equipment and contractors with Company-owned and operated equipment and personnel; reduce money spent on flowback operations
•
Expected savings from flowback equipment ~$0.1 MM/HZ well
•
Expected LOE savings from gas lift system $6,300/HZ per month
•
Facilitate large-scale field development
•
Reduce fresh water use and water costs
•
Expected savings from non-potable water source ~$0.45 MM/HZ well
•
Efficiently transport crude oil to market and reduce inventory
•
Reduce oil transportation differential to an estimated $2.50/Bbl – $4.00/Bbl
Purchasing and installing water
transfer equipment
Drilling and/or converting SWD
wells
Purchasing and installing flowback
equipment
Securing water supply
Testing non-potable water and
recycling flowback water
Installing crude takeaway lines
Purchased oil hauling trucks
BENEFITS
Infrastructure and equipment projects are key to large-scale field development and to reducing D&C costs as well as LOE cost
PROJECTS

Financial Information NON-GAAP RECONCILIATIONS

2013 Capital Budget
•
2013 Capital budget $260 MM, approx. 90% for HZ Wolfcamp
•
3 HZ rigs in the Wolfcamp shale
•
Targeting 30%+ production growth
Key takeaways:
21
• 2013 Production guidance 3.6 MMBoe – 3.9 MMBoe
• 2013E Production mix 70% liquids
2013 capital program provides flexibility to develop Wolfcamp oil shale and monitor commodity prices and service costs
Increase in oil production drives expected increase in cash flow
Borrowing base increase to $315 MM and $250 MM senior notes offering strengthen liquidity
• Targeting Wolfcamp A, B and C
• Testing “stacked-wellbore” development
• Optimizing well spacing and completion design

Strong, Simple Balance Sheet

FINANCIAL RESULTS ($MM) 3/31/13
Summary Balance Sheet
Cash $0.6 $91.5
Revolver 152.3
–
Senior Notes
– 250.0
Total Debt
$152.3 $250.0
Shareholders’ Equity
635.2 635.2
Total Book Capitalization $787.5 $885.2
Liquidity
Borrowing Base $280.0 $315.0²
Cash and Cash Equivalents 0.6 91.5
Outstandings and letters of credit (152.6) (0.3)
Liquidity
$128.0 $406.2
Key Metrics
LTM EBITDAX $86.5 $86.5
Total Reserves (MMBoe)
95.5 95.5
Proved Developed Reserves (MMBoe)
32.8 32.8
% Proved Developed
34% 34%
% Liquids 69% 69%
Credit Statistics
4
Net Debt / Book Cap 20%
Net Debt / 1Q13 Annualized EBITDAX 1.6x
Net Debt / Proved Reserves ($/Boe) $1.66
Net Debt / Proved Developed Reserves ($/Boe)
$4.83
Net Debt / Production ($/Boepd)
$18,838
Notes: Estimated proved reserves as of 12/31/2012. See “Liquidity” slide in appendix.
¹ Pro forma for $250 MM senior notes offering and 05/1/2013 borrowing base increase.
² $315mm borrowing base under $500 MM facility.
3 EBITDAX is a non-GAAP financial measure. See “EBITDAX” slide in appendix for reconciliation to net income (loss).
4 Net debt is debt balance less available cash and letters of credit.
1
3/31/13 As Adj.

2013 Operating and Financial Guidance

2013 GUIDANCE
2013 Guidance
Production
Total (MBoe) 3,600 – 3,900
Percent Oil & NGLs 70%
Operating costs and expenses ($/per Boe)
Lease operating $ 7.00 – 8.00
Production and ad valorem taxes $ 3.00 – 4.50
Exploration $ 2.00 – 3.00
General and administrative $ 7.00 – 8.50
Depletion, depreciation and amortization $ 20.00 – 24.00
Capital expenditures ($MM) Approximately $260
•
2Q13 Production guidance 8.7 MBoe/d – 9.1 MBoe/d

Hedge Position

Commodity and Time Period Type Volume Price
Crude Oil
2013 Collar 650 Bbls/d $90.00/Bbl - $105.80/Bbl
2013 Collar 450 Bbls/d $90.00/Bbl - $101.45/Bbl
2013 (1) Collar 1,200 Bbls/d $90.35/Bbl - $100.35/Bbl
2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
2014 Collar 650 Bbls/d $85.05/Bbl - $95.05/Bbl
Crude Oil Basis Differential (Midland/Cushing)
2013 (2) Swap 2,300 Bbls/d $1.10/Bbl
Natural Gas
2013 Swap 200,000 MMBtu/month $3.54/MMBtu
2013 Swap 190,000 MMBtu/month $3.80/MMBtu
2013 (3) Collar 100,000 MMBtu/month $4.00/MMBtu - $4.36/MMBtu
2014 Swap 360,000 MMBtu/month $4.18/MMBtu
(1) February 2013 – December 2013
(2) March 2013 – December 2013
(3) May 2013 – December 2013
• Prudent hedging program protects cash flow and returns as well as capital budget activities
53% of FY’13 oil hedged at $90.17/Bbl x $102.19/Bbl
81% of FY’13 gas hedged at weighted average floor of $3.72/MMBtu

Liquidity

Liquidity (unaudited) is calculated by adding the net funds available under our revolving credit facility and cash and cash equivalents. We use liquidity as an indicator of the Company’s ability to fund development and exploration activities.  Liquidity has limitations, and can vary from year to year for the Company and can vary among companies based on what is or is not included in the measurement on a company’s financial statements. Liquidity is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.  The table below summarizes our liquidity at March 31, 2013, and our liquidity at March 31, 2013, on a pro forma basis to give effect to our $250 MM senior notes offering and May 1, 2013, borrowing base increase.
Long-term debt-to-capital ratio (unaudited) is calculated by dividing long-term debt (GAAP) by the sum of total stockholders’ equity (GAAP) and long-term debt
(GAAP). We use the long-term debt-to-capital ratio as a measurement of our overall financial leverage. However, this ratio has limitations. This ratio can vary from year-to-year for the Company and can vary among companies based on what is or is not included in the ratio on a company’s financial statements. This ratio is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website. The table below summarizes our long-term debt-to-capital ratio at
December 31, 2012 and March 31, 2013, and at March 31, 2013, on a pro forma basis to give effect to our $250 MM senior notes offering in June 2013.
(in thousands) March 31, 2013
Pro Forma
March 31, 2013
Borrowing base $ 280,000 $ 315,000
Cash and cash equivalents 594 91,513
Long-term debt (152,250) --
Undrawn letters of credit (325) (325)
Liquidity $ 128,019 $ 406,188
(in thousands) December 31, 2012 March 31, 2013
Pro Forma
March 31, 2013
Long-term debt $ 106,000 $ 152,250 $ 250,000
Total stockholders’ equity 633,468 635,211 635,211
$ 739,468 $ 787,461 $ 885,211
Long-term debt-to-capital 14.3% 19.3% 28.2%

EBITDAX (unaudited)

(in thousands, except per-share
amounts) 2Q12 3Q12 4Q12 1Q13
Net income (loss) $ 7,862 $ (2,355) $ (837) $ (347)
Exploration (38) 1,170 2,131 260
Depletion, depreciation and
amortization
14,596 16,728 18,027 17,056
Share-based compensation 1,311 1,450 2,472 2,257
Unrealized (gain) loss on commodity
derivatives
(9,439) 4,185 (1,292) 4,100
Interest expense, net 1,380 1,544 926 1,229
Income tax provision (benefit) 4,390 (1,253) (781) (187)
EBITDAX $ 20,062 $ 21,469 $ 20,646 $ 24,368
EBITDAX per diluted share $ 0.60 $ 0.63 $ 0.53 $ 0.63
We define EBITDAX as net income, plus (1) exploration expense, (2) depletion, depreciation and amortization expense, (3) share-based compensation expense, (4) unrealized (gain) loss on commodity derivatives, (5) interest expense and (6) income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP.  The amounts included in the calculation of EBITDAX were computed in accordance with GAAP.  EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities.  This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of quarterly EBITDAX to net income (loss) for the last twelve months.

F&D Costs (unaudited)

We believe that providing measures of finding and development, or F&D, cost is useful to assist an evaluation of how much it costs the Company, on a per Boe basis, to add proved reserves.
However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our
SEC filings and posted on our website. Due to various factors, including timing differences, F&D costs do not necessarily reflect precisely the costs associated with particular reserves. For example, exploration costs may be recorded in periods before the periods in which related increases in reserves are recorded and development costs may be recorded in periods after the periods in which related increases in reserves are recorded. In addition, changes in commodity prices can affect the magnitude of
recorded increases (or decreases) in reserves independent of the related costs of such increases.
As a result of the above factors and various factors that could materially affect the timing and amounts of future increases in reserves and the timing and amounts of future costs, including factors disclosed in our filings with the SEC, we cannot assure you that the Company’s future F&D costs will not differ materially from those set forth above.  Further, the methods we use to
calculate F&D costs may differ significantly from methods used by other companies to compute similar measures. As a result, our
F&D costs may not be comparable to similar measures provided by other companies.
The following tables reflect the reconciliation of our estimated finding and development costs to the information required by paragraphs 11 and 21 of ASC 932-235.
2012 Reserve summary (MBoe)
Balance – 12/31/2011 76,975
Extensions  & discoveries 38,861
Revisions (17,469)
Production (2,888)
Balance – 12/31/2012 95,479
Cost summary ($M)
Acquisition costs $ 7,742
Exploration costs 4,550
Development costs 285,039
Total 297,331
Finding & development costs ($/Boe)
All-in F&D costs $ 13.90
Drill-bit F&D cost $ 7.45
Reserve replacement ratio (%)
Extensions & discoveries (MBoe) 38,861
2012 Production (MBoe) (2,888)
Reserve replacement 1,346%
3-Year Reserve summary (MBoe)
Balance – 12/31/2009 36,488
Extensions  & discoveries 68,182
Purchases 12,456
Revisions (14,866)
Production (6,781)
Balance – 12/31/2012 95,479
Cost summary ($M)
Acquisition costs $ 131,189
Exploration costs 17,415
Development costs 524,476
Total 673,080
Finding & development costs ($/Boe)
3-YR All-in F&D costs $ 10.23
3-YR Drill-bit F&D cost $ 7.95
Reserve replacement ratio (%)
Extensions & discoveries (MBoe) 68,182
3-YR Production (MBoe) (6,781)
Reserve replacement 1,005%

Contact Information MEGAN P. HAYS Manager, Investor Relations & Corporate Communications 817.989.9000 x2108 mhays@approachresources.com www.approachresources.com